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                                                                    Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 31, 2002, in the Registration Statement (Post-Effective Amendment No. 1 to Form S-3 No. 333-71940 on Form SB-2) and related Prospectus of Notify Technology Corporation for the Registration of 7,782,820 shares of its common stock.


/s/ ERNST & YOUNG LLP
San Jose, California
January 14, 2003